If(we) Acquisition



Cautionary Note Regarding Forward Looking Statements

Certain statements in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding whether we will meet our expected financial projections and guidance, the expected financial and operating performance of MeetMe following completion of the acquisition of if(we), Inc., the expected synergies from the combined company and whether if(we) will do at least $9.0 million in adjusted EBITDA in the first twelve months following the acquisition ; whether mobile app MAU for the combined company will be 10.6 million; whether DAU for the combined company will be 2.8 million; whether and when the if(we) acquisition will close; whether the if(we) acquisition optimizes opportunities, including if(we)'s shift to mobile and future product innovation; whether the if(we) acquisition presents a clear strategy to drive operating leverage, including implementing MeetMe's monetization playbook and achieving lower costs through shared technology and offices; whether mobile app chats sent per day for the combined company will be 65.3 million; whether mobile app new users per day for the combined company will be 130,000; whether the if(we) acquisition provides a pathway to $150 million in revenue. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include the risk that our applications will not function easily or otherwise as anticipated, the risk that we will not launch additional features and upgrades as anticipated, the risk that unanticipated events affect the functionality of our applications with popular mobile operating systems, any changes in such operating systems that degrade our mobile applications' functionality and other unexpected issues which could adversely affect usage on mobile devices. Further information on our risk factors is contained in our filings with the Securities and Exchange Commission (the "SEC"), including the Form 10-K for the year ended December 31, 2015, the Form 10-Q for the quarter ended June 30, 2016, and the Current Reports on Form 8-K filed on October 4, 2016 and March 6, 2017. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Regulation G – Non-GAAP Measures

This presentation includes a discussion of Adjusted EBITDA from continuing operations which is a non-GAAP financial measure. Reconciliations to the most directly comparable GAAP financial measures are provided in the Investors section of our corporate website, www.meetmecorp.com.

The Company defines mobile traffic and engagement metrics (including MAU, DAU, chats per day, and new users per day) to include mobile app traffic for all properties and mobile web traffic for MeetMe and Skout.

The Company defines Adjusted EBITDA as earnings (or loss) from continuing operations before interest expense, change in warrant liability, benefit or provision income taxes, depreciation and amortization, non-cash stockbased compensation, non-recurring acquisition and restructuring expenses, gain or loss on cumulative foreign currency translation adjustment, gain on sale of asset, bad debt expense outside the normal range, and the goodwill impairment charges. The Company excludes stock based compensation because it is noncash in nature.

meet me

MeetMe to Acquire if(we)

if(we)

- MeetMe has agreed to acquire if(we) for $60 million cash
- if(we) is the operator of Tagged and Hi5, leading brands for meeting and chatting with new people
- Growing mobile app platforms with opportunities to accelerate growth by implementing MeetMe engagement and monetization best practices
- Expected to contribute at least $9 million of adjusted EBITDA and be accretive to earnings in first 12 months post-close
- Favorable valuation multiples compared to our Skout acquisition with more revenue and EBITDA
- Target close in second quarter of 2017

About if(we)

- Founded 2004 and backed by Mayfield
- 2016 revenues of approximately $44 million
- 2.3 million mobile app MAU; 5.4 million total MAU
- 10.4 million mobile app chats per day
- 18,000 new registered mobile app users added each day
- Spans over 100 countries and available in 15 languages

Source: Revenue from if(we) unaudited 2016 financial statements. MAU, chats per day and new user information based on average from October 1, 2016 through December 31, 2016.

Strategic Rationale

Familiar Product and Users:

- Cross promotional opportunities
- Strong engagement and retention
- Less than 5% overlap among user bases

Significant Revenue Optimization Opportunities:

- Implement MeetMe ad monetization best practices
- For example - MeetMe Q4 Average Monthly US App Ad ARPU $2.41 vs. if(we) $0.79
- Leverage combined scale to amplify positive impacts of future product innovations

Clear Strategy to Drive Operating Leverage:

- Lower technology costs over time by standardizing certain common features and products
- Productive team - consolidate Skout and if(we) San Francisco offices

Source: Overlap rate compares February 2017 users for MeetMe against if(we). Ad ARPU from internal company averages for if(we) and MeetMe app US ARPU for the period from October 1, 2016 to December 31, 2016.

Familiar Product

meet me

hi5



Women in Los Angeles, CA
Suzan
I don't wanna work. Merp.
LIKE 12
Caira
LIKE 5
Leanne
Good morning girls
LIKE 4
Ask Your Doctor About ADH
Anton
29, Male
Morrisville, PA
Chat with me for a while!
What do you think is gonna happen in the softball game today?
Seen
I really hope we win!
Me too!
Type something...
CVS pharmacy
DROP BY



People
Feed
Danielle S
29 · Bear, DE
sexy Lexi
3 minutes ago
let's chill
who can I inbox
3 likes
Miracle H
4 minutes ago
DKNY
Melissa D
24 · Forest Hill, MD
Chat
Info
Photos
Hello
Sup
How are you?
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Increased User Scale

	MeetMe	Skout	if(we)	Combined	% Chg
Mobile MAU	5.0M	3.3M	2.3M	**10.6M**	**28%**
Mobile DAU	1.2M	0.8M	0.8M	**2.8M**	**40%**
Chats Per Day	28.2M	26.7M	10.4M	**65.3M**	**19%**
New Users Per Day	70K	42K	18K	**130K**	**16%**

Source: MAU, DAU, chats per day, and new users per day for the average from October 1, 2016 to December 31, 2016 for mobile app traffic for all properties and mobile web traffic for MeetMe and Skout..

High Composition of Monetizable US Users

- Nearly double the US users as Skout
- Significant US scale


US Mobile App DAU
600
500
400
300
200
100
0
156,000
308,000
635,000
Skout
if(we)
MeetMe

Source: Based on average from October 1, 2016 through December 31, 2016 of US App DAU.

Opportunity to Grow Mobile Even Faster

As we deploy MeetMe best practices on if(we), we expect to see convergence of certain key metrics over time

Chats Per DAU
(Q4 2016)


25
20
15
10
5
0
12
25
if(we)
MeetMe

ARPU
(Q4 2016)


2.50
2.00
1.50
1.00
0.50
0
$0.79
$2.41
if(we)
MeetMe

Ads Per DAU
(Q4 2016)


160
120
80
40
0
92
166
if(we)
MeetMe

Source: Data based on internal company averages for if(we) and MeetMe US app chats per day, ads per day and average monthly advertising ARPU for the period from October 1, 2016 to December 31, 2016.

Transaction Details

Structure:

- $60 million cash
- Target close in second quarter of 2017

Sources of Cash Consideration:

- Cash on hand and cash from operations
- Potential other financing sources available to MeetMe including newly signed $30 million loan with JP Morgan

Projected Impact:

- Expected to contribute at least $9 million of adjusted EBITDA in first 12 months post-close
- Present clear path to annualized $150 million of revenue and $50 million of EBITDA for combined company

Thank you.



meetme

SKOUT